UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2019

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on February 1, 2019, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 21, 2018, by and among CenterPoint Energy, Inc. (“CenterPoint Energy”), Vectren Corporation, an Indiana corporation (“Vectren”), and Pacer Merger Sub, Inc., an Indiana corporation and wholly owned subsidiary of CenterPoint Energy (“Merger Sub”), CenterPoint Energy, Vectren and Merger Sub consummated the previously announced agreement to merge Merger Sub with and into Vectren (the “Merger”), with Vectren continuing as the surviving corporation and as a wholly owned subsidiary of CenterPoint Energy.

This Current Report on Form 8-K is being filed to provide consolidated financial statements of Vectren and pro forma condensed combined financial information relating to the Merger, each of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

The audited consolidated financial statements of Vectren as of December 31, 2018 and 2017, and for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto and the related Independent Auditor’s Report, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial information relating to the Merger is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

(d)    Exhibits

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

23.1	Consent of Deloitte & Touche LLP

99.1

Audited consolidated financial statements of Vectren Corporation as of December 31, 2018 and 2017, and for the years ended December 31, 2018, 2017 and 2016 and the notes related thereto and the related Independent Auditor’s Report

99.2	Unaudited pro forma condensed combined financial information relating to the Merger

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: August 12, 2019	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer